UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 6, 2020

                              ADVANTEGO CORPORATION
                (Name of registrant as specified in its charter)

       Colorado                   0-23726                   84-1116515
----------------------      --------------------      ---------------------
State of Incorporation     Commission File Number        IRS Employer
                                                       Identification No.

                           3801 E. Florida, Suite 400
                                Denver, CO 80210
                           --------------------------
                     Address of principal executive offices

                                  949-627-8977
                             ----------------------
                    Telephone number, including Area code

Former name or former address if changed since last report

     Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).


[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

                                                        Name of Each Exchange
         Title of Each Class     Trading Symbol(s)       on Which Registered
         -------------------     -----------------      ---------------------

                 N/A                   N/A                       N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

     A special meeting of the Company's shareholders was held on March 6, 2020. At the meeting the following proposals were approved:

     (1)  amending the Company's Articles of Incorporation;

          i.   to reduce the quorum required at shareholders' meetings; and

          ii.  to  allow  shareholders   owning  a  majority  of  the  Company's
               outstanding shares to approve actions without a meeting;

     (2) a reverse split of the Company's common stock, should the board of directors believe this to be in the best interest of the Company's shareholders, in a ratio that will be determined by the Company's board of directors.

     (3) amending the Company's Articles of Incorporation to increase the Company's authorized capitalization to 300,000,000,000 shares of common stock.

     The following is a tabulation of votes cast with respect to proposals 1, 2 and 3:

                                  Votes
                 -------------------------------------           Broker
 Proposal           For           Against       Abstain        Non-Votes
---------        ---------        -------       -------        ----------

   (1)        1,009,547,908        -0-             -0-             -0-
   (2)        1,009,547,908        -0-             -0-             -0-
   (3)        1,009,543,908        -0-             -0-             -0-

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 9, 2020                    ADVANTEGO CORPORATION


                                       By: /s/ Robert W. Ferguson
                                           --------------------------
                                           Robert W. Ferguson
                                           Chief Executive Officer